PROSPECTUS

                        BERGER/BIAM IPT - INTERNATIONAL FUND


            Berger/BIAM IPT - International Fund (the "Fund") is a diversified series or portfolio of Berger Institutional Products Trust (the "Trust"), an open-end management investment company. Shares of the Fund are not offered directly to the public, but are sold only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts") issued by life insurance companies ("Participating Insurance Companies"), as well as to certain qualified retirement plans.

            The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. The Fund intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Fund's total assets invested in the securities of companies located in at least five countries, not including the United States.

            This Prospectus concisely sets forth information about the Fund that a prospective purchaser of a variable insurance contract or plan participant should consider before purchasing a variable contract, allocating contract values to the Fund or selecting the Fund as an investment option under a qualified plan. It should be read carefully in conjunction with any separate account prospectus of the specific insurance product ("Separate Account Prospectus") or qualified plan documents that accompany this Prospectus and retained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information, dated May 1, 1997, is incorporated by reference into this Prospectus in its entirety and is available upon request without charge by writing the Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or calling 1-303-329-0200 or 1-800-706- 0539, or by writing or calling a
Participating Insurance Company.

            INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK (INCLUDING BANK OF IRELAND). SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                  DATED MAY 1, 1997
                         AS SUPPLEMENTED NOVEMBER 13, 1997


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                              Table of Contents

SECTION                                                                  PAGE

1.   Fee Tables............................................................  1

2.   Condensed Financial Information........................................ 2

3.   Introduction........................................................... 4

4.   Investment Objective and Policies and Risk Factors..................... 4

5.   Portfolio Turnover...................................................   9

6.   Management and Investment Advice....................................... 9

7.   Expenses of the Fund.................................................. 10

8.   How to Purchase and Redeem Shares in the Fund......................... 11

9.   How the Net Asset Value Is Determined................................. 12

10.  Income Dividends, Capital Gains Distributions and Tax Treatment...... 12

11.  Additional Information............................................... 13

12.  Performance.......................................................... 14

13.  Shareholder Inquiries................................................ 15


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1.  FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Load Imposed on Purchases                                 0%
Maximum Sales Load Imposed on Reinvested Dividends                      0%
Deferred Sales Load                                                     0%
Redemption Fees                                                         0%
Exchange Fee                                                            0%


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                           Investment        Other          Total Fund
                            Advisory       Expenses*         Operating
                              Fee                             Expenses
Berger/BIAM IPT -            .00%~           1.20%~            1.20%~
International Fund


* Other Expenses primarily include transfer agency fees, shareholder report expenses, registration fees and custodian fees.

~ Based on estimated expenses for the first year of operations of the Fund, after fee waivers and expense reimbursements. The Fund's investment advisor has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of the Fund exceed 1.20% of the Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the Investment Advisory Fee for the Fund would be 0.90%, and its Total Fund Operating Expenses would be estimated to be 8.96%.

                                   EXAMPLES

            You would pay the following expenses on a $1,000 investment, assuming 5% annual return, and assuming redemption at the end of each time period:


                               1 Year      3 Years     5 Years     10 Years
Berger/BIAM IPT -               $12*        $38*         N/A          N/A
International Fund


*  Based on estimated expenses for the Fund's first year of operations.

            THE EXPENSES SET FORTH IN THE PRECEDING TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

            The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. THE TABLES AND EXAMPLE ABOVE DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE CHARGES OR EXPENSES ATTRIBUTABLE TO VARIABLE INSURANCE CONTRACTS OR QUALIFIED PLANS INVESTED IN THE FUND. PROSPECTIVE INVESTORS SHOULD REFER TO THE APPLICABLE SEPARATE ACCOUNT PROSPECTUS OR QUALIFIED PLAN DOCUMENTS THAT ACCOMPANY THIS PROSPECTUS FOR INFORMATION PERTAINING TO SUCH CONTRACT CHARGES AND EXPENSES.



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            The investment advisor for the Fund has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.20% of the Fund's average daily net assets. The Fund's expenses are described in greater detail under "Management and Investment Advice" and "Expenses of the Fund."

2.  CONDENSED FINANCIAL INFORMATION

            Following is a table setting forth certain financial highlights for the Berger/BIAM IPT International Fund for the period May 1, 1997 (commencement of operations) to October 31, 1997. The information contained in the table is unaudited. Additional performance information is contained in the Fund's most recent Semi-Annual Report dated June 30, 1997, which may be obtained upon request and without charge by calling the Berger Funds at 1-800-706-0539 or by calling a Participating Insurance Company.



                                   -2-

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                     BERGER/BIAM IPT - INTERNATIONAL FUND

                             FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
         MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997
                                 (UNAUDITED)


Net Asset Value, Beginning of Period..............................    $  10.00
                                                                         -----

Income From Investment Operations:

Net Investment Income (Loss)......................................        0.05
Net Realized and Unrealized Gains
 (Losses) on Securities...........................................       (0.58)
                                                                         ------
Total From Investment Operations..................................       (0.53)
                                                                         ------

Less Distributions:

Dividends (from net investment income)............................        0.00
Distributions (from capital gains)................................        0.00
                                                                         -----
Total Distributions...............................................        0.00
                                                                         -----

Net Asset Value, End of Period....................................    $   9.47
                                                                         =====

Total Return^*....................................................       (5.30)%
                                                                        ======

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period.........................................  $2,405,676

Ratios of Expenses to Average Net Assets:~+
     Net expenses.................................................        .90%
     Gross expenses...............................................       1.77%

Ratio of Net Income (Loss) to Average Net Assets~.................       1.30%

Portfolio Turnover Rate*..........................................      23.60%

Average Commission Rate...........................................     $ .0246


^ Total return reflects the effect of fees offset by earnings credits, fee waivers and expense reimbursements, and does not reflect expenses that apply to related variable insurance contracts. Had the fee offsets, waivers and reimbursements not been made, and had variable contract charges been included, total return would have been lower for the period shown.
* Based on operations for the period shown and, accordingly, is not representative of a full year.
~ Annualized.
+ Net expenses reflect the Fund's gross (total) expenses, reduced by fees offset by earnings credits, fee waivers and expense reimbursements. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract.



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3.  INTRODUCTION

            The Fund is a diversified portfolio or series of the Berger Institutional Products Trust, a management investment company. The Fund sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Sales charges for variable insurance contracts are described in the accompanying Separate Account Prospectuses relating to those contracts. Each variable insurance contract involves fees and expenses not described in this Prospectus. Certain contracts or plans may limit allocations to the Fund. See the accompanying Separate Account Prospectuses or qualified retirement plan documents for information regarding contract fees and expenses and any restrictions on purchases or allocations.

4.  INVESTMENT OBJECTIVE AND POLICIES AND RISK FACTORS

            The Fund is a separate series of the Berger Institutional Products Trust, with its own portfolio of securities selected to achieve its particular investment objective. Since the shares of the Fund primarily represent an investment in common stocks, the net asset value of the Fund will reflect changes in the market value of the securities held in the Fund's portfolio, and the value of a Fund share will therefore go up and down.

            The Fund has the same investment objective and follows substantially the same investment strategies and policies as those of a publicly-offered investment company managed by the same investment advisor (the "Berger retail fund"). The Fund corresponds to the Berger/BIAM International Institutional Fund. As described below under "Management and Investment Advice," the same persons that serve as portfolio manager of the Fund also serve as portfolio manager of the corresponding Berger retail fund.

            Although it is anticipated that the Fund and its corresponding retail fund will hold similar securities selections, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. Expenses and expense limitations of the Fund and its corresponding retail fund are expected to differ. The variable insurance contract owner will also bear various insurance related costs at the insurance company level and should refer to the accompanying Separate Account Prospectus for a summary of contract fees and expenses.

            The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. A company will be considered to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. The Fund may also invest in securities other than common stock if the Fund's sub- advisor believes these are likely to be the best suited at that time to achieve the Fund's objective. These include equity-related securities (such as preferred stocks and convertible securities), debt securities issued by foreign governments or foreign corporations, U.S. or foreign short-term investments or other securities described on the following pages. The Fund intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Fund's total assets invested in the securities of companies located in at least five countries, not including the United States. Current income is not an investment objective of the Fund and any income produced will be only of secondary importance as a by-product of the investment selection process used to achieve the Fund's objective.

            In selecting its portfolio securities, the Fund places primary emphasis on fundamentally undervalued stocks as determined by a range of characteristics, including relatively low price/earnings multiples, dividend yield, consistency of earnings growth and cash flow, financial strength, realizable asset value and liquidity. Securities of companies with medium to large market capitalizations usually constitute the majority of the Fund's investments. The Fund currently considers medium to large market capitalizations to be those in excess of $1 billion. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Fund is presently anticipated to be weighted largely toward companies located in Western Europe (for example, the United Kingdom, Germany, France, Italy, Spain, Switzerland, the Netherlands, Sweden, Ireland and Finland), Australia and the Far East (for example, Japan, Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the


                                   -4-

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Philippines).  However, the Fund is free to invest in companies of any size and in companies located in other foreign countries, including developing countries.

          The investment approach of the sub-advisor for the Fund is based on "bottom-up" fundamental analysis of individual companies within a framework of dynamic economic and business themes that are believed to provide the best opportunities for effective stock selection. Stock selection decisions are guided by:

O GLOBAL ECONOMIC AND BUSINESS THEMES. The sub-advisor identifies economic and business themes and trends that have the potential to support the long-term growth prospects of companies best positioned to take advantage of them. These themes and trends may transcend political and geographic boundaries and may be global or regional in nature. Current themes and trends include, for example, worldwide growth in telecommunications and multimedia, positive banking environment, rapid economic development in the Pacific Basin, global healthcare trends and unique consumer franchises.

O FUNDAMENTAL ANALYSIS. The sub-advisor seeks to identify companies that it believes are best positioned to benefit from the identified themes and trends. It conducts an extensive "bottom-up" analysis seeking individual quality companies with stocks that are fundamentally undervalued relative to their long-term prospective earnings growth rate, their historic valuation levels and their peer group. This process includes examining financial statements, evaluating management and products, assessing competitive position and strengths, as well as analyzing the economic variables affecting the company's operating environment. This in-depth, fundamental analysis is believed to be the most important step in identifying stock selections for the Fund.

          Actual country weightings are a by-product of the bottom-up stock selection approach. Accordingly, the country in which a company is located is considered by the sub-advisor to be less important than the diversity of its sources of earnings and earnings growth.

          Investors should also be aware that investment in foreign securities carries additional risks not present when investing in domestic securities. See "Foreign Securities" below. The Fund is not intended as a complete or balanced investment vehicle, but rather as an investment for persons who are in a financial position to assume the risk and share price volatility associated with foreign investments. As a result, the Fund should be considered as a long-term investment vehicle.

                                     * * *

          The investment objective of the Fund is considered fundamental, meaning that it cannot be changed without a shareholders' vote. There can be no assurance that the Fund's investment objective will be realized. Following is additional information about some of the other specific types of securities and other instruments in which the Fund may invest.

          FOREIGN SECURITIES. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries. The Fund's investments may include American Depositary Receipts (ADRs). The Fund may also invest in European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs). Some of the


                                   -5-

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companies in which the Fund may invest may be considered passive foreign investment companies (PFICs), which are described in greater detail in the Statement of Additional Information.

            There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

            Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

            Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

            CONVERTIBLE SECURITIES. The Fund may purchase securities which are convertible into common stock when the Fund's sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their being rated below investment grade by organizations such as Moody's Investors Service, Inc., or Standard & Poor's Corporation, or being of similar creditworthiness in the determination of the sub- advisor. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Fund will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Trust, in consultation with the sub-advisor will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to the Statement of Additional Information.

            SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have
                                   -6-

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difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

            UNSEASONED ISSUERS. The Fund may invest to a limited degree in securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may also be small companies and involve the risks and price volatility associated with smaller companies. The Fund may invest up to 5% of its total assets in such securities.

            REPURCHASE AGREEMENTS. The Fund is authorized to invest in repurchase agreements. A repurchase agreement is a means of investing cash for a short period. In a repurchase agreement, a seller (typically a U.S. commercial bank or recognized U.S. securities dealer) sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to, or in excess of, the value of the repurchase agreement, and will be held by the Fund's custodian until repurchased. These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on the Fund's investment in illiquid and restricted securities.

            LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to qualified institutional investors such as brokers, dealers or other financial organizations. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. The Fund bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights, and the risk of losing all or a part of the income from the transaction. The Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the market value of the Fund's total assets.

            HEDGING TRANSACTIONS. The Fund is authorized to make limited commitments in certain forward contracts, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value (in foreign currency or U.S. dollar terms) of the Fund's securities or the price of securities that the Fund is considering purchasing. Forward contracts are obligations between two parties to exchange particular goods or instruments (such as foreign currencies) at a set price on a future date. The Fund currently intends that it will use forward contracts only for hedging purposes and that it may enter into forward foreign currency exchange contracts, provided the aggregate value of all outstanding contracts does not exceed the value of the Fund's assets. Although a hedging transaction may, for example, partially protect the Fund from a decline in the foreign exchange price of a particular security or its portfolio generally, hedging may also limit the potential return to the Fund due to positive foreign exchange movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, forward foreign currency exchange contracts do not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire.

            The Fund will generally enter into forward foreign currency exchange contracts either with respect to specific transactions or with respect to the Fund's security positions. For example, the Fund may enter into a forward contract in order to fix the price (in terms of a specified currency, which may be U.S. dollars or a foreign
                                   -7-

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currency) for securities it has agreed to buy or sell or is considering buying or selling. Further, when the sub-advisor believes that a particular foreign currency in which some or all of the Fund's investments are denominated may decline compared to the U.S. dollar, the Fund may enter into a forward contract to sell the currency that is expected to decline (or another currency which acts as a proxy for that currency). However, the Fund will be permitted to make such investments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its securities denominated in a specific foreign currency. To ensure that the Fund will be able to meet its obligations under its forward foreign currency exchange contracts, the Fund will be required to place liquid assets in a segregated account with its custodian bank or to set aside securities to "cover" its commitments in these contracts.

            Forward foreign currency exchange contracts are privately negotiated (i.e., over-the-counter) and the parties may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated delivery of the underlying foreign currency. Transactions in forward foreign currency exchange contracts by the Fund involve the potential for a loss that may exceed the amount of commitment the Fund would be permitted to make in those contracts under its investment limitations. The principal risks of the Fund's use of forward foreign currency exchange contracts are: (a) losses resulting from currency market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of forward contracts and movements in the spot (i.e., cash) prices of the currencies hedged or used to cover such positions; (c) lack of assurance that the Fund will be able to enter into an offset or termination of the contract at any particular time; (d) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities; and (e) possible need to defer closing out certain forward contracts in order to facilitate the Fund's qualification for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

            Although they currently have no intention of doing so, the trustees of the Fund may, without shareholder approval, authorize the Fund to invest in certain types of other instruments for hedging purposes, such as financial futures and options. Appropriate notice to shareholders will be provided of any intention to commence investing in such instruments. Additional detail concerning the Fund's transactions in forwards, futures and options and the risks of such investments can be found in the Statement of Additional Information.

            ILLIQUID SECURITIES. The Fund is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, the Fund may not purchase any security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. If securities become illiquid following purchase or other circumstances cause more than 15% of the Fund's net assets to be invested in illiquid securities, the trustees of the Trust, in consultation with the sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Certain restricted securities, such as Rule 144A securities, may be treated as liquid under this restriction if a determination is made that such securities are readily marketable. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration.

INVESTMENT RESTRICTIONS

            In addition to its investment objective, the Fund has adopted a number of restrictions on its investments and other activities that may not be changed without shareholder approval. For example, the Fund may not borrow money, except borrowing undertaken from banks for temporary or emergency purposes in amounts not to exceed 25% of the market value of its total assets (including the amount borrowed), and may not make loans (except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the

Fund's investment policies). The Fund may not invest in any one industry more than 25% of the value of its total assets at the time of investment, nor invest in commodities, except, only for the purpose of hedging, in certain futures, forwards and/or options as specified in greater detail above and in the Statement of Additional Information.

            Further, the Fund may not purchase securities of any issuer (except U.S. Government securities) if, immediately after and as a result of such purchase, the value of the Fund's holdings in the securities of that issuer exceeds 5% of the value of its total assets or it owns more than 10% of the outstanding voting securities or of any class of securities of such issuer, although this restriction may be reduced to apply to 75% or more of the Fund's total assets without a shareholder vote. Also, the Fund currently does not intend to make short sales of securities and the Fund does not intend to purchase or sell securities on a when-issued or delayed delivery basis if as a result, more than 5% of its assets are invested in such securities, although these restrictions may also be changed without shareholder approval. For more detail about the Fund's investment restrictions, see the Statement of Additional Information.

5.  PORTFOLIO TURNOVER

            In pursuit of the Fund's investment objective, management continuously monitors the Fund's investments and makes portfolio changes whenever changes in the markets, industry trends or the outlook for any portfolio security indicate to them that the objective could be better achieved by investment in another security, regardless of portfolio turnover. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of management.

6.  MANAGEMENT AND INVESTMENT ADVICE

            The trustees of the Trust are responsible for major decisions relating to the Fund's policies and objectives. They also oversee the operation of the Fund by its officers and review the investment performance of the Fund on a regular basis.

            The investment advisor to the Fund is BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Boulevard, Denver, CO 80206. BBOI Worldwide oversees, evaluates and monitors the investment advisory services provided to the Fund by the Fund's sub-advisor and is responsible for furnishing administrative services to the Fund, such as coordinating certain matters relating to the operations of the Fund and monitoring the Fund's compliance with all applicable federal and state securities laws.

            BBOI Worldwide is a Delaware limited liability company formed in 1996. Since BBOI Worldwide was only recently formed, it has only limited prior experience as an investment advisor. However, BBOI Worldwide is a joint venture between Berger Associates and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), the sub-advisor to the Fund, which have both been in the investment advisory business for many years.

            Berger Associates and BIAM each own a 50% membership interest in BBOI Worldwide and each have an equal number of representatives on BBOI Worldwide's Board of Managers. Berger Associates' role in the joint venture is to provide administrative services and BIAM's role is to provide international and global investment management expertise. Agreement of representatives of both Berger Associates and BIAM is required for all significant management decisions for BBOI Worldwide.

            Berger Associates serves as investment advisor or sub-advisor to mutual funds and other institutional investors, and had assets under management of more than $3.5 billion as of December 31, 1996. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 87% of the outstanding shares of Berger Associates. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which also acts as the Fund's sub-transfer agent.

            Since its founding in 1966, Bank of Ireland's investment management group has become recognized among international and global investment managers, serving clients in Europe, the United States, Canada, Australia and South Africa. BIAM, the sub-advisor to the Fund, is an indirect wholly-owned subsidiary of Bank of Ireland. Bank of Ireland, founded in 1783, is a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM which serves primarily institutional clients in the United States and Canada. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $21 billion as of December 31, 1996.

            As permitted in its Investment Advisory Agreement with the Fund, BBOI Worldwide has delegated day-to-day portfolio management responsibility to BIAM, as the sub-advisor. As sub-advisor, BIAM manages the investments in the Fund and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees of the Trust. BIAM serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. BIAM also acts as sub-advisor for and is responsible for the day-to-day management of the portfolio in which the assets of the Berger/BIAM International Institutional Fund are invested. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 2 Greenwich Plaza, Greenwich, CT 06830.

            All investment decisions made for the Fund by its sub-advisor are made by a team of BIAM investment personnel. No one individual is primarily responsible for making the day-to-day investment decisions for the Fund. Most of the investment professionals at BIAM have been with BIAM at least 10 years.

            Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Fund. Federal law prohibits the sub-advisor, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Fund, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Bank of Ireland or its affiliates.

            Under its Investment Advisory Agreement with BBOI Worldwide, the Fund compensates BBOI Worldwide for its investment advisory services by the payment of a fee at the annual rate of .9 of 1% (0.90%) of the average daily net assets of the Fund. The Fund pays no fees directly to BIAM, the sub-advisor. Under a Sub- Advisory Agreement with BBOI Worldwide, BIAM receives from BBOI Worldwide a fee at the annual rate of .4 of 1% (0.40%) of the average daily net assets of the Fund. During certain periods, BIAM may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Fund to the BBOI Worldwide.

            From time to time, BBOI Worldwide may compensate Participating Insurance Companies or their affiliates whose customers hold shares of the Fund for providing a variety of administrative services (such as recordkeeping and accounting) and investor support services (such as responding to inquiries and preparing mailings to shareholders). This compensation, which may be paid as a per account fee or as a percentage of the average daily net assets invested in the Fund by the compensated Participating Insurance Company, depending on the nature, extent and quality of the services provided, will be paid from BBOI Worldwide's own resources and not from the assets of the Fund.

7.  EXPENSES OF THE FUND

            The Fund has appointed Investors Fiduciary Trust Company ("IFTC") as its recordkeeping and pricing agent to calculate the daily net asset value of the Fund and to perform certain accounting and recordkeeping functions required by the Fund. In addition, IFTC also serves as the Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Fund. As noted in the preceding section, approximately 41% of the outstanding shares of DST are owned by KCSI.

            For custodian, recordkeeping and pricing services, the Fund pays fees to IFTC based on a percentage of its assets, subject to certain minimums. The Fund also pays a monthly fee based primarily on the number of accounts maintained on behalf of the Fund for transfer agency and dividend disbursing services, which fees are paid by the Fund to IFTC and in turn passed through to DST as sub-agent. In addition, the Fund reimburses IFTC and DST for certain out-of-pocket expenses.

            The trustees of the Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions for the Fund are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS.

            In addition, under a separate Administrative Services Agreement with the Fund, BBOI Worldwide performs administrative and recordkeeping services for the Fund and the Fund pays BBOI Worldwide a fee at the annual rate of 1/100 of 1% (0.01%) of its average daily net assets. Under a Sub-Administration Agreement between the BBOI Worldwide and Berger Associates, Berger Associates has been delegated all of BBOI Worldwide's duties under the Administrative Services Agreement and BBOI Worldwide's administrative duties under the Investment Advisory Agreement for the Berger/BIAM IPT - International Fund. For its services under the Sub-Administration Agreement, BBOI Worldwide pays Berger Associates a fee of .2 of 1% (0.20%) of the average daily net assets of the Fund. During certain periods, Berger Associates may voluntarily waive all or a portion of its fee from BBOI Worldwide, which will not affect the fee paid by the Fund to BBOI Worldwide under the Administrative Services Agreement or the advisory fee paid to BBOI Worldwide under the Investment Advisory Agreement. The Fund also incurs other expenses, including accounting, administrative and legal expenses.

            BBOI Worldwide has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of the Fund exceed 1.20% of the Fund's average daily net assets.

DISTRIBUTOR

            The distributor (principal underwriter) of the Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing the Fund's shares. The Distributor is a wholly-owned subsidiary of Berger Associates, and certain officers of the Trust are officers or directors of the Distributor.

8.  HOW TO PURCHASE AND REDEEM SHARES IN THE FUND

            Shares of the Fund are sold by the Fund on a continuous basis to separate accounts of Participating Insurance Companies or to qualified plans. Investors may not purchase or redeem shares of the Fund directly, but only through variable insurance contracts offered through the separate accounts of Participating Insurance Companies or through qualified retirement plans. You should refer to the applicable Separate Account Prospectus or your plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to the Fund, change existing allocation among investment alternatives, including the Fund, or select the Fund as an investment option for a qualified plan. No sales charge is imposed upon the purchase or redemption of shares of the Fund. Sales charges for the variable insurance contracts or qualified plans are described in the relevant Separate Account Prospectuses or plan documents.

            Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by the Fund, its agent or its designee. Payment for redeemed shares generally will be made within three business days following the date of the request for redemption. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

9.  HOW THE NET ASSET VALUE IS DETERMINED

            The price of the Fund's shares is based on the net asset value of the Fund, which is determined at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time) each day that the Exchange is open.

            The per share net asset value of the Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value or, if market quotations are not readily available, at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. See the Statement of Additional Information for more detailed information.

            Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

            The Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as customary U.S. holidays) and the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

            Since the Fund does not impose any front end sales load or redemption fee, both the purchase price and the redemption price of a Fund share are the same and will be equal to the next calculated net asset value of a share of the Fund.

10.  INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

            The Fund intends to declare dividends representing the Fund's net investment income annually, normally in December. It is also the present policy of the Fund to distribute annually all of its net realized capital gains.

            All dividends and capital gains distributions paid by the Fund will be automatically reinvested in shares of the Fund at the net asset value on the ex-dividend date unless an election is made on behalf of a separate account or qualified plan to receive distributions in cash.

            The Fund intends to qualify to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies and meets certain minimum distribution requirements, the Fund generally will not be liable for Federal income tax on the amount of its earnings that are timely distributed. In addition, the Fund intends to qualify under the diversification requirements of Code Section 817(h) relating to insurance company separate accounts. By meeting these and other requirements, the Participating Insurance Companies, rather than the owners of the variable insurance contracts, should be subject to tax on distributions received with respect to Fund shares. The tax treatment of distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status. Participating Insurance Companies should consult their own tax advisors concerning whether such distributions are subject to Federal income tax if retained as part of contract reserves. For further information concerning Federal income tax consequences for the owners of variable insurance contracts and qualified plan participants, consult the appropriate Separate Account Prospectus or plan documents.

11.  ADDITIONAL INFORMATION

            The Fund is a separate series or portfolio established under the Trust, a Delaware business trust organized on October 17, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. The series comprising the Fund was established under the Trust in March 1997. Currently, there are a total of four series (including the Fund) established under the Trust, although others may be added in the future. Shares of the Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

            The separate accounts of the Participating Insurance Companies and the trustees of the qualified plans invested in the Fund, rather than individual contract owners or plan participants, are the shareholders of the Fund. However, each Participating Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, a Participating Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable Separate Account Prospectuses.

            Shareholders of the Fund generally vote separately on matters relating to the Fund, although they will vote together with the holders of all other series of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote. Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees. The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees.

            If shareholders owning at least 10% of the outstanding shares of the Trust so request, a special shareholders' meeting will be held for the purpose of considering the removal of a trustee of the Trust. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Fund will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a trustee.

            The Fund sells its shares only to certain qualified retirement plans and to variable annuity and variable life insurance separate accounts of insurance companies that are unaffiliated with BBOI Worldwide and that may be unaffiliated with one another. The Fund currently does not foresee any disadvantages to policyowners arising out of the fact that the Fund offers its shares to such entities. Nevertheless, the trustees intend to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the trustees may require one or more insurance company separate accounts or plans to withdraw its investments in the Fund and to substitute shares of another fund. As a result, the Fund may be forced to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of the Fund to any separate account or qualified plan or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is deemed by the Fund to be in the best interests of the shareholders of the Fund.

            The Fund's transfer agent and dividend disbursing agent is Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105. IFTC has engaged DST Systems, Inc. ("DST"), P.O. Box 419958, Kansas City, MO 64141, as sub-agent to provide transfer agency and dividend disbursing services for the Fund.

            Owners of variable insurance contracts and qualified plan administrators invested in the Fund will receive annual and semiannual reports including the financial statements of the Fund. Each report will show the investments owned by the Fund and the market values thereof, as well as other information about the Fund and its operations.

            The Glass-Steagall Act prohibits a depository institution and certain affiliates from underwriting or distributing most securities and from affiliating with businesses engaged in certain similar activities. BIAM believes, based on advice of its counsel, that it may perform the services for the Fund contemplated by this Prospectus consistent with the Glass-Steagall Act and other applicable banking laws and regulations. However, future changes in either Federal or state statutes and regulations concerning the permissible activities of banks and their affiliates, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent BIAM from continuing to perform those services for the Fund. If the circumstances described above should change, the trustees of the Trust would review the relationships with BIAM and consider taking all actions appropriate under the circumstances.

12.  PERFORMANCE

            From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., or Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index or the Nasdaq Composite Index, or more narrowly-based indices which reflect the market sectors in which the Fund invests.

            The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

            The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

            The Fund's total return includes the effect of deducting the Fund's expenses, but does not include any charges and expenses attributable to a particular variable insurance contract or qualified plan. Because shares of the Fund can be purchased only through a variable insurance contract or qualified plan, the Fund's total return data should be reviewed along with the description of charges and expenses contained in the applicable Separate Account Prospectus or plan documents. Total return for the Fund must always be accompanied by, and reviewed with, comparable total return data for an associated separate account, or data that would permit evaluation of the magnitude of charges and expenses attributable to the contract or plan that are not reflected in the Fund's total return.

            Any performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

13. SHAREHOLDER INQUIRIES

            Shareholders with questions should write to the Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-303-329-0200 or 1-800-706-0539, or contact a Participating Insurance Company.